UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 4, 2019

TRAQIQ, INC.

(Exact Name of Registrant as Specified in its Charter)

California	333-172658	30-0580318
(State or other jurisdiction of incorporation)	(Commission File number)	(IRS Employer Identification No.)

14205 SE 36th Street, Suite 100, Bellevue, WA 98006

(Address of principal executive offices) (zip code)

Registrant’s telephone number, including area code (425) 818-0560

(Former name or former address, if changed since last report.)

Copies to:

Donald P. Hateley, Esq.

Hateley & Hampton

620 Newport Center Drive, Suite 1100

Newport Beach, CA 92660-8011

Phone: (949) 438-1040

Fax: (310) 388-5899

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	TradingSymbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 305 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 2.01 Entry into a Material Agreement

Share Exchange Agreement. On May 16, 2019, TraqIQ, Inc. (the “Company”) entered into a Share Exchange Agreement (the “Share Exchange Agreement”) with Mann-India Technologies Private Ltd., an Indian corporation (“Mann India”) and its shareholders (the “Mann India Shareholders”) whereby the Mann India Shareholders agreed to exchange all of their respective shares in Mann India in exchange for warrants (the “Warrants”) to purchase 1,329,272 shares of the Company’s common stock, par value $0.0001, for a period of 5 years, at an exercise price of $0.0001 per share, subject to certain conditions as set forth in the Share Exchange Agreement. The Mann India Shareholders were each allocated their respective Warrants on a pro rata basis based on their respective holdings in Mann India. A copy of the Share Exchange Agreement and Form of Warrant was filed in the Company’s Form 8-K on May 21, 2019 as Exhibit 10.1 and 4.1, respectively.

On August 4, 2019, the Company, Mann India and the Mann India Shareholders executed an Amendment to Share Exchange Agreement (the “Amended Agreement”) to correct Article I, Section 1.1.a.(i) of the Share Exchange Agreement. The Share Exchange Agreement incorrectly stated that: (i) the TraqIQ Mann Shares issuable to the Mann Stockholders upon the exercise of the Warrants at the closing as 36,912 rather than the correct amount of 100,771; and (ii) the balance of the TraqIQ Mann Shares available after the closing were 1,235,501 rather than the correct amount of 1,228,501. The Amended Agreement corrected this error. All other provisions of the Share Exchange Agreement remain the same.

The foregoing description of the Amended Agreement is qualified in its entirety by reference to the Amended Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated into this Item 1.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “may increase,” “forecast” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts. Forward-looking statements are based on management’s current expectations or beliefs about the Company’s future plans, expectations and objectives. These forward-looking statements are not historical facts and are subject to risks and uncertainties that could cause the actual results to differ materially from those projected in these forward-looking statements and other risk factors that may be described from time to time in the Company’s filings with the Securities and Exchange Commission. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changed events or circumstances after the date of this release, unless required by law.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), Mann-India Technologies Private Limited audited financial statements as of and for the years ended December 31, 2018 and 2017 are included in the Current Report beginning on Page F-1 and incorporated by reference to Exhibit 99.1 to this Current Report.

In accordance with Item 9.01(a), Mann-India Technologies Private Limited unaudited financial statements as of and for the three months ended March 31, 2019 and 2018 are included in the Current Report beginning on Page F-1 and incorporated by reference to Exhibit 99.2 to this Current Report.

(b) Pro forma Financial Information.

In accordance with Item 9.01(b), the Company has included the pro forma unaudited consolidated financial statements as of March 31, 2019 and December 31, 2018 and the accompanying notes are included in this Current Report beginning on F-1 and incorporated by reference to Exhibit 99.3 to this Current Report.

(d) Exhibits.

See attached Exhibit Index.

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In reviewing the agreements included or incorporated by reference as exhibits to this Current Report on Form 8-K, please remember that they are included to provide you with information regarding their terms and are not intended to provide any other factual or disclosure information about the Company or the other parties to the agreements. The agreements may contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties have been made solely for the benefit of the parties to the applicable agreement and:

●	should not in all instances be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate;

●	have been qualified by disclosures that were made to the other party in connection with the negotiation of the applicable agreement, which disclosures are not necessarily reflected in the agreement;

●	may apply standards of materiality in a way that is different from what may be viewed as material to you or other investors; and

●	were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement and are subject to more recent developments.

Accordingly, these representations and warranties may not describe the actual state of affairs as of the date they were made or at any other time. Additional information about the Company may be found elsewhere in this Current Report on Form 8-K and the Company’s other public filings, which are available without charge through the SEC’s website at http://www.sec.gov.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

TRAQIQ, INC.

Date: August 12, 2019	/s/ Ajay Sikka
Ajay Sikka
Chief Executive Officer

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(d) Exhibits

Exhibit Number	Description
10.2*	Amendment to Share Exchange Agreement dated August 4, 2019.

99.1*	Audited financial statements of Mann-India Technologies Private Limited for the years ended December 31, 2018 and 2017.

99.2*	Unaudited financial statements of Mann-India Technologies Private Limited for the three months ended March 31, 2019 and 2018.

99.3*	Pro forma unaudited consolidated financial statements of the Company as of March 31, 2019 and December 31, 2018.

*	Filed herewith.

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